UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

NextEra Energy Partners, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2017
Annual Meeting and
Proxy Statement
YOUR VOTE IS IMPORTANT PLEASE SUBMIT YOUR PROXY PROMPTLY

NextEra Energy Partners, LP
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420

Notice of Annual Meeting of Unitholders
December 21, 2017

The 2017 Annual Meeting of Unitholders of NextEra Energy Partners, LP (“NextEra Energy Partners” or the “Company”) will be held on Thursday, December 21, 2017, at 8:30 a.m., Eastern time, at NextEra Energy Partners’ principal offices at 700 Universe Boulevard, Juno Beach, Florida to consider and act upon the following matters:
1.
Election as directors of the nominees specified in the accompanying proxy statement;

2.
Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017;

3.
Approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers;

4.
Approval, by non-binding advisory vote, of the frequency of unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers; and

5.
Such other business as may properly be brought before the annual meeting or any adjournment(s) or postponement(s) of the annual meeting.

The proxy statement more fully describes these matters. NextEra Energy Partners has not received notice of other matters that may properly be presented at the annual meeting.
The record date for unitholders entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) of the annual meeting is October 23, 2017.
Admittance to the annual meeting will be limited to unitholders as of the record date, or their duly appointed proxies. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the annual meeting.
NextEra Energy Partners is pleased to be furnishing proxy materials by taking advantage of the Securities and Exchange Commission rule that allows issuers to furnish proxy materials to their unitholders on the Internet. NextEra Energy Partners believes this rule allows it to provide you with the information you need while reducing the environmental impact and cost of the annual meeting.
Regardless of whether you expect to attend the annual meeting, please submit your proxy or voting instructions promptly on the Internet or by telephone by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials.
By order of the Board of Directors.
W. Scott Seeley
Corporate Secretary
Juno Beach, Florida
November 2, 2017

ELECTRONIC DELIVERY OF PROXY MATERIALS	1
ABOUT THE ANNUAL MEETING	2
BUSINESS OF THE ANNUAL MEETING	8
• Proposal 1: Election as directors of the nominees specified in this proxy statement	8
• Proposal 2: Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017	12
• Proposal 3: Approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers	13
• Proposal 4: Approval, by non-binding advisory vote, of the frequency of unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers	14
INFORMATION ABOUT NEXTERA ENERGY PARTNERS AND MANAGEMENT	15
Unit Ownership of Certain Beneficial Owners and Management	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
CORPORATE GOVERNANCE AND BOARD MATTERS	17
Corporate Governance Principles & Guidelines/Code of Ethics	17
Executive Officers	17
Director Independence	18
Board Leadership Structure	18
Board Role in Risk Oversight	18
Director Meetings and Attendance	18
Board Committees	19
Consideration of Director Nominees	20
Communications with the Board	20
Procedures for Review, Approval and Ratification of Related-Person Transactions	21
Transactions with Related Persons	21
AUDIT-RELATED MATTERS	31
Audit Committee Report	31
Fees Paid to Deloitte & Touche	32
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm	32
EXECUTIVE COMPENSATION	33
Compensation Discussion & Analysis	33
Compensation Committee Report	33
DIRECTOR COMPENSATION	34
UNITHOLDER PROPOSALS FOR 2018 ANNUAL MEETING	35

NextEra Energy Partners, LP
Annual Meeting of Unitholders
December 21, 2017
PROXY STATEMENT
This proxy statement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of NextEra Energy Partners, LP, a Delaware limited partnership (“NextEra Energy Partners,” the “Company,” “we,” “us” or “our”), in connection with the 2017 annual meeting of NextEra Energy Partners’ unitholders to be held on Thursday, December 21, 2017, at 8:30 a.m., Eastern time, at NextEra Energy Partners’ principal executive offices at 700 Universe Boulevard, Juno Beach, Florida, and at any adjournment(s) or postponement(s) of the annual meeting. Directions to the annual meeting are available by calling NextEra Energy Partners Shareholder Services at 1-800-222-4511.
ELECTRONIC DELIVERY OF PROXY MATERIALS
Under the rules of the Securities and Exchange Commission (“SEC”), NextEra Energy Partners is furnishing proxy materials to its unitholders on the Internet, rather than mailing paper copies of the materials to each unitholder.
On or about November 2, 2017, NextEra Energy Partners mailed to its unitholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the proxy statement and annual report to unitholders, on the Internet. The Notice also instructs unitholders on how to access their proxy card to be able to submit their proxies on the Internet or by telephone. Brokerage firms and other nominees who hold NextEra Energy Partners units on behalf of beneficial owners will be sending their own similar Notice.
Internet distribution of the proxy materials is designed to expedite receipt by unitholders, lower the cost of the annual meeting and conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions set forth below under “How do I request paper copies of the proxy materials?”.
Does the Company offer an opportunity to receive future proxy materials electronically?
Yes. If you submit your proxy on the Internet, you may request electronic delivery of future proxy materials. Next year the Company will send you an e-mail message notifying you of the Internet address where you may access proxy materials and vote your units. If you elect to receive NextEra Energy Partners’ proxy materials electronically, you will continue to receive the materials via e-mail until you elect otherwise.
How do I access the proxy materials?
The Notice you received from NextEra Energy Partners or from your brokerage firm, bank or other nominee provides instructions regarding how to view NextEra Energy Partners’ proxy materials for the 2017 annual meeting on the Internet. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy, you will need to follow the instructions in your Notice and have available your 16-digit control number(s) contained in your Notice.
How do I request paper copies of the proxy materials?
Whether you hold NextEra Energy Partners units through a brokerage firm, bank or other nominee (in “street name”), or hold NextEra Energy Partners units directly in your name through NextEra Energy Partners’ transfer agent, Computershare Trust Company, N.A. (“Computershare”), as a unitholder of record, you may request paper copies of the 2017 annual meeting proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD DECEMBER 21, 2017
This proxy statement and the NextEra Energy Partners 2016 annual report to unitholders are available at www.proxyvote.com.

ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, unitholders will act upon the matters identified in the accompanying notice of annual meeting of unitholders. These matters include the election as directors of the nominees specified in this proxy statement, ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017, approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers, and approval, by non-binding advisory vote, of the frequency of unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers.
Who may attend the annual meeting?
Subject to space availability, all unitholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the annual meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m., Eastern time. If you plan to attend, please note that you will be asked to present valid picture identification, such as a driver’s license or passport. Invited representatives of the media and financial community may also attend the annual meeting.
You will need proof of ownership of NextEra Energy Partners units on the record date to attend the annual meeting:
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If you hold units directly in your name as a unitholder of record, you may follow the instructions in the Notice to request an admission ticket by calling 800-222-4511.

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If your units are held in “street name,” you will need to bring proof that you were the beneficial owner of those “street name” units of NextEra Energy Partners units as of the record date, such as a legal proxy or a copy of a bank or brokerage statement, and check in at the registration desk at the annual meeting.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the annual meeting.
Who is entitled to vote at the annual meeting?
Only NextEra Energy Partners unitholders at the close of business on October 23, 2017, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. If you were a unitholder on that date, you will be entitled to vote all of the NextEra Energy Partners units that you held on that date at the annual meeting or at any adjournment or postponement of the annual meeting, subject to the voting rights discussed below in “What are the voting rights of the holders of the Company’s units?”. Unitholders includes holders of common units and holders of Special Non-Economic Voting Units (“special voting units”) as of the record date.
Each reference in this Proxy Statement to a vote of record holders of units includes both record holders of common units and special voting units.
What are the voting rights of the holders of the Company’s units?
Each NextEra Energy Partners unit will be entitled to one vote on each matter properly brought before the annual meeting. A unit refers to any unit entitled to vote at the annual meeting, including common units and special voting units. However, as explained below, a 5% voting limitation will apply to the election of directors, and, in the circumstances described below, a separate 10% vote cutback applies to certain unitholders at the annual meeting.
What is the 5% voting limitation in the election of directors?
The 5% voting limitation only applies to the election of directors. A unitholder or any related group, including NextEra Energy, Inc. and its affiliates (the “NextEra Energy Group”), owning more than 5% of the outstanding units as of the record date cannot vote those units that are in excess of 5% in the election of directors at the annual meeting (the “5% Director Election Limitation”).
The following example of the 5% Director Election Limitation is included for illustrative purposes only and does not represent actual ownership of units or votes at the annual meeting.

Example of the Operation of the 5% Director Election Limitation
Unit Owner	Ownership	Original Votes	Original Voting %	5% Director Election Limitation Votes Removed	Actual Votes after 5% Director Election Limitation	Voting % After 5% Director Election Limitation
NextEra Energy Group	57%	570	57%	(520)	50	11.6%
10% Holder	10%	100	10%	(50)	50	11.6%
Other Public Unitholders	33%	330	33%	-	330	76.7%
TOTAL	100%	1000	100%	(570)	430	100.0%
What is the 10% vote cutback in the election of directors?
In the election of directors, no unitholder may cast votes greater than 9.99% of votes actually cast. A unitholder or any related group, including the NextEra Energy Group, casting votes equal to or greater than 10% of actual votes cast will be subject to a 10% vote cutback so that such unitholder(s) cannot cast votes equal to more than 9.99% of the units actually cast in the election of directors at the annual meeting (the “10% Director Election Cutback”). The units cast in excess of 9.99% will be allocated and voted proportionally with all other votes cast.
The following example of the 10% Director Election Cutback is included for illustrative purposes only and does not represent actual ownership of units or votes at the annual meeting.
Example of the Operation of 10% Director Election Cutback
Unit Owner	Votes Cast After 5% Director Election Limitation	% of Votes Cast	10% Director Election Cutback Votes Removed	Votes Cast After 10% Director Election Cutback	% of Votes Cast After 10% Director Election Cutback
NextEra Energy Group	50	11.6%	8	42	9.77%
10% Holder	50	11.6%	8	42	9.77%
Other Public Unitholders	330	76.7%	-	330	76.74%
Proportional Votes	-	-	-	16	3.72%
TOTAL	430	100.0%	16	430	100%
In the example above, the 16 votes removed from the NextEra Energy Group and the 10% holder would be allocated and voted proportionally with all other director election votes.
How does the 10% vote cutback apply to the other items of business at the annual meeting?
Other than in the election of directors, the 10% vote cutback does not apply to the NextEra Energy Group. A unitholder or any related group, other than the NextEra Energy Group, casting votes equal to or greater than 10% of actual votes cast will be subject to a 10% vote cutback so that such unitholder(s) cannot cast votes equal to more than 9.99% of the units actually cast on each item to be voted (the “10% Cutback”). The units cast in excess of 9.99% will be allocated and voted proportionally with all other votes cast for each item.
The following example of the 10% Cutback for the items of business at the annual meeting other than director elections is included for illustrative purposes and does not represent actual ownership of units or votes at the annual meeting.

Example of the Operation of 10% Cutback in All Other Voting Items
Unit Owner	Votes Cast	% of Votes Cast	10% Cutback Votes Removed	Actual Votes Cast After 10% Cutback	% of Votes Cast After 10% Cutback
NextEra Energy Group	570	57%	-	570	57%
10% Holder	100	10%	1	99	9.9%
Other Public Unitholders	330	33%	-	330	33%
Proportional Votes	-	-	-	1	0.1%
TOTAL	1000	100%	16	1000	100%
What constitutes a quorum?
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the NextEra Energy Partners units issued and outstanding on the record date will constitute a quorum, permitting the business of the meeting to be conducted.
As of the record date, 155,690,995 NextEra Energy Partners units were outstanding, including 101,440,000 special voting units and 54,250,995 common units. Thus, a total of 155,690,995 votes are entitled to be cast at the annual meeting and the presence of the holders of NextEra Energy Partners units representing at least 77,845,498 units will be required to establish a quorum.
In determining the presence of a quorum at the annual meeting, abstentions in person, proxies received but marked as abstentions as to any or all matters to be voted on that permit abstentions, and proxies received with broker non-votes on some but not all matters to be voted on will be counted as present.
A broker “non-vote” occurs when a broker, bank or other holder of record that holds units for a beneficial owner (“broker”) does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular proposal. Brokers may vote on ratification of the appointment of NextEra Energy Partners’ independent registered public accounting firm even if they have not received voting instructions from the beneficial owners whose units they hold. However, brokers may not vote on any of the other matters submitted to unitholders at the 2017 annual meeting unless they have received voting instructions from the beneficial owner. See the response to “What vote is required to approve the matters proposed?” for a discussion of the effect of broker non-votes.
How do I submit my proxy or voting instructions?
On the Internet or by telephone
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On the Internet—You may submit your proxy or voting instructions on the Internet 24 hours a day and up until
11:59 p.m., Eastern time, on Wednesday, December 20, 2017 by going to www.proxyvote.com and following the instructions. Please have your Notice available when you access the web page. If you hold your units in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy or voting instructions on the Internet.

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By Telephone—You may submit your proxy or voting instructions by telephone by calling the toll-free telephone number (800-690-6903) found in your Notice, 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, December 20, 2017, and following the prerecorded instructions. Please have your Notice available when you call. If you hold your units in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy or voting instructions by telephone.

Please see the Notice or the information your broker provided to you for more information on your voting options. NextEra Energy Partners’ proxy tabulator, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), must receive any vote on the Internet or by telephone, no later than 11:59 p.m., Eastern time, on Wednesday, December 20, 2017.

If you are a unitholder of record and you submit your proxy on the Internet or by telephone, but do not indicate your voting preferences, the persons named as proxies in the Notice will vote the units represented by that proxy as recommended by the Board on all proposals.
In person at the annual meeting
All unitholders may vote in person at the annual meeting. However, if you are a beneficial owner of units, you must obtain a legal proxy from your broker and present it to the inspector of election with your ballot to be able to vote in person at the annual meeting. See the response to “Who may attend the annual meeting?” for additional information on how to attend the annual meeting.
Your vote is important. You can save us the expense of further solicitation of proxies by submitting your proxy or voting instructions promptly.
May I change my vote after I submit my proxy or voting instructions?
Yes. If you are a unitholder of record, you may revoke your proxy before it is exercised by:
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providing written notice of the revocation to the Corporate Secretary of the Company at the Company’s offices at P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida 33408-0420;

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making timely delivery of later-dated voting instructions on the Internet or by telephone; or

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voting by ballot at the annual meeting; although, please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

You may change your proxy by using any one of these methods regardless of the method you previously used to submit your proxy.
If you are a beneficial owner of units, you may submit new voting instructions by contacting your broker. You may also change your vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question.
All units for which proxies have been properly submitted and not revoked will be voted at the annual meeting.
What is “householding” and how does it affect me?
NextEra Energy Partners has adopted a procedure approved by the SEC called “householding.” Under this procedure, unitholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one package containing individual copies of the Notice for each unitholder of record at the address. This procedure will reduce the volume of duplicate materials unitholders receive, conserve natural resources and reduce NextEra Energy Partners’ postage costs. Unitholders who participate in householding and request a full set of proxy materials will receive separate proxy cards.
If you are a unitholder of record and are eligible for householding, but you and other unitholders of record with whom you share an address currently receive multiple packages containing copies of the Notice or, if requested, proxy materials in paper form, or if you hold units in more than one account, and in either case you wish to receive only a single package for your household in the future, please contact Computershare in writing at Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling 888-218-4392. You may contact Computershare at the same mailing address or telephone number if you wish to revoke your consent to future householding mailings.
If your household receives only a single package containing a copy of the Notice or, if requested, the proxy materials, and you wish to receive a separate copy for each unitholder of record, please contact Broadridge toll-free at 800-542-1061, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, and separate copies will be provided promptly.
Beneficial owners may request information about householding from their banks, brokers or other holders of record.
What are the Board’s recommendations?
Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
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FOR election as directors of the nominees specified in this proxy statement. (See Proposal 1)

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FOR ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017. (See Proposal 2)

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FOR approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers. (See Proposal 3)

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FOR 3 YEARS as the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers. (See Proposal 4)

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In accordance with the discretion of the persons acting under the proxy concerning such other business as may properly be brought before the annual meeting or any adjournment or postponement thereof.

What vote is required to approve the matters proposed?
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Election as directors of the nominees specified in this proxy statement—A nominee for director will be elected to the Board if the votes cast for such nominee’s election by unitholders present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such unitholders against such nominee’s election. If you are a beneficial owner, your broker is not permitted under New York Stock Exchange (“NYSE”) rules to vote your units on the election of directors if your broker does not receive voting instructions from you. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not considered votes cast, they will have no legal effect on the election of directors. Abstentions are also not considered votes cast and will have no legal effect on the election of directors.

For a discussion of certain voting limitations applicable to the election of directors, please see “What are the voting rights of the holders of the Company’s units?” on page 2.
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Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017—The ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017 will be approved if the votes cast for the proposal by unitholders present in person or represented by proxy at the annual meeting and entitled to vote on the matter exceed the votes cast by such unitholders against such proposal (a “Majority Vote”). Since brokers are permitted under NYSE rules to vote your units on this proposal even if your broker does not receive voting instructions from you, there are not expected to be broker non-votes on this proposal. Abstentions are not considered votes cast and will have no legal effect on whether this proposal is approved. In determining the votes cast, the 10% Cutback, as described in “What are the voting rights of the holders of the Company’s units?” beginning on page 2, will apply to unitholders other than the NextEra Energy Group.

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Advisory approval of the compensation of NextEra Energy Partners’ named executive officers—A Majority Vote is required to approve this non-binding advisory proposal. If your broker does not receive voting instructions from you, your broker is not permitted under NYSE rules to vote your units on this proposal. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not considered votes cast, they will have no legal effect on whether this proposal is approved. Abstentions are also not considered votes cast and will have no legal effect on whether this proposal is approved. The vote on this proposal is advisory and the result of the vote on this proposal will not be binding on the Company or the Board. However, the Board will consider the result of the vote when making future decisions regarding named executive officer (“NEO”) compensation. In determining the votes cast, the 10% Cutback, as described in “What are the voting rights of the holders of the Company’s units?” beginning on page 2, will apply to unitholders other than the NextEra Energy Group.

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Advisory vote on the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers—Generally, approval of any matter presented to unitholders requires a Majority Vote. However, because this vote is intended to indicate the preference of the Company’s unitholders for the frequency of a non-binding advisory vote on the compensation of NextEra Energy Partners’ NEOs, the frequency option—1, 2 or 3 years—receiving the greatest number of votes will be considered the frequency preferred by the Company’s unitholders. If your broker does not receive voting instructions from you, your broker is not permitted under NYSE rules to vote your units on this proposal. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not votes cast, they will have no legal effect on the voting results for this proposal. Abstentions are also not considered votes cast and will have no legal effect on the voting results for this proposal. Although this vote is not binding on the Company or the Board, the Board will take into consideration the outcome of the vote in making a determination on the frequency of future advisory votes to approve NEO compensation. In determining the votes cast, the 10% Cutback, as described in “What are the voting rights of the holders of the Company’s units?” beginning on page 2, will apply to unitholders other than the NextEra Energy Group.

Who pays for the solicitation of proxies?
NextEra Energy Partners is soliciting proxies, and it will bear the expense of solicitation. Proxies will be solicited principally by mail and by electronic media, although directors, officers and employees of NextEra Energy Partners or its affiliates may solicit proxies personally, by telephone or by electronic means, but without compensation other than their regular compensation. NextEra Energy Partners has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies, for which D.F. King & Co., Inc. will be paid a fee of  $12,500 plus reimbursement of out-of-pocket expenses. NextEra Energy Partners will reimburse custodians, nominees and other persons for their out-of-pocket expenses in sending the Notice and/or proxy materials to beneficial owners.
Could other matters be decided at the annual meeting?
At the date of printing of this proxy statement, the Board did not know of any matters to be submitted for action at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the annual meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjourned or postponed meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your units or act on those matters according to their discretion, including voting to adjourn or postpone the annual meeting one or more times to solicit additional proxies with respect to any proposal or for any other reason.

BUSINESS OF THE ANNUAL MEETING
Proposal 1: Election as directors of the nominees specified in this proxy statement
The Board is currently composed of seven members. The current directors are James L. Robo (Chairman), Susan D. Austin, Mark E. Hickson, John W. Ketchum, Peter H. Kind, Armando Pimentel, Jr. and James N. Suciu. In accordance with our Second Amended and Restated Agreement of Limited Partnership (“partnership agreement”), four of the seven directors will be elected by unitholders at the annual meeting. The other three directors are appointed by our general partner, in its sole discretion.
Upon the recommendation of the chief executive officer, the Board has nominated the four directors listed below for election as directors at the 2017 annual meeting (“Elected Directors”). Unless you specify otherwise in your voting instructions, your proxy will be voted FOR the Elected Directors. If any Elected Director becomes unavailable for election, which is not currently anticipated, proxies instructing a vote for that Elected Director may be voted for a substitute nominee selected by the Board.
The Board believes that the Board membership at its current size is appropriate because such a Board size facilitates substantive discussions among Board members, provides for sufficient staffing of Board committees and allows for contributions by directors having a broad range of skills, expertise, industry knowledge and diversity of opinion. Elected Directors serve until the next annual meeting of unitholders or until their respective successors are qualified and elected. Elected Directors will commence service as an Elected Director at 12:00:01 a.m. on January 1, 2018.
Director Qualifications. The Corporate Governance Principles & Guidelines, a copy of which is available on the Company’s website at http://www.investor.nexteraenergypartners.com, identify Board membership qualifications, including experience, skills and attributes that are considered by the Board in recommending nominees for Board membership. The Board views itself as a cohesive whole consisting of members who together serve the interests of the Company and its unitholders. Qualifications, attributes and other factors considered by the Board in recommending director nominees include, but are not limited to, the following:
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integrity, competence, insight, creativity and dedication, together with the ability to work with colleagues while challenging one another to achieve superior performance;

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attained a prominent position in their field of endeavor;

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broad business experience;

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the ability to exercise sound business judgment;

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the ability to draw on experience relative to significant issues facing the Board and the Company;

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experience in the Company’s industry or in another industry or endeavor with practical application to the needs of the Company and the Board;

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sufficient time and dedication for preparation as well as participation in Board and committee deliberations (including by limiting service on boards of public companies to no more than four public companies, including the Company);

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possess attributes deemed appropriate given the then-current needs of the Board;

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the individual’s contribution to the achievement of a mix of directors who represent a diversity of background and experience, including age, gender, race, ethnicity and specialized experience;

•
the individual’s independence as described in applicable listing standards, legislation, regulations and the Corporate Governance Principles & Guidelines; and

•
whether the individual would be considered an “audit committee financial expert” or “financially literate” as described in applicable listing standards or regulations.

Information about each director appointed by our general partner and each director nominee is presented below and includes specific experience, qualifications, attributes and skills that led the general partner and Board to the conclusion that he or she should serve as a director. Overall, these directors appointed by our general partner and the director nominees represent a diverse mix of qualifications deemed beneficial to the formation of a cohesive and effective Board.

Directors Appointed by Our General Partner
The following directors were appointed by our general partner and serve a current term expiring on the later of 11:59:59 p.m., December 31, 2017 or the date that their successors are qualified and appointed. At 12:00:01 a.m. on January 1, 2018, the next term of each of the three appointed directors named below will commence, and each will hold office thereafter for the term to which the director is appointed by our general partner or until a successor is qualified and appointed.
Mark E. Hickson
Biography
Mr. Hickson, 50, has served as executive vice president, strategy and corporate development of NextEra Energy Partners since August 2017 and NextEra Energy Partners GP, Inc. (the “general partner”) since February 2017. He has also served as executive vice president, corporate development, strategy, quality and integration of NextEra Energy, Inc. (“NextEra Energy”) since May 2017 and previously served as senior vice president, corporate development, strategy, quality and integration of NextEra Energy from May 2016 to May 2017. Mr. Hickson previously served as vice president, strategy and corporate development of our general partner from March 2014 to February 2017 and senior vice president, corporate development and strategic initiatives of NextEra Energy from February 2015 to May 2016. From May 2012 to February 2015, he was vice president, strategy and corporate development of NextEra Energy. From 1997 to April 2012, Mr. Hickson served as managing director in Global Mergers and Acquisitions at Merrill Lynch & Co. He was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and previously served on the Board of our general partner from February 2015 until August 2017.
Qualifications
Mr. Hickson’s qualifications to serve as a director include his expertise in mergers, acquisitions and capital markets transactions through his current and prior positions. Mr. Hickson has a bachelor’s degree in aerospace engineering from Texas A&M University and a MBA from Columbia University, where he graduated with honors.
John W. Ketchum
Biography
Mr. Ketchum, 47, has served as chief financial officer of NextEra Energy Partners since August 2017 and its general partner since March 2016. He has also served as chief financial officer and executive vice president, finance of NextEra Energy since March 2016. Previously, Mr. Ketchum served as NextEra Energy’s senior vice president, finance from February 2015 to March 2016. From December 2013 to February 2015, he was senior vice president, business management and finance and from December 2012 to December 2013, he was senior vice president, business management of NextEra Energy Resources, LLC (“NextEra Energy Resources”). Mr. Ketchum served as vice president, general counsel & secretary of NextEra Energy Resources from June 2009 to December 2012. Mr. Ketchum joined NextEra Energy in 2002 and held various business, finance and legal roles prior to being named vice president, general counsel & secretary of NextEra Energy Resources. Prior to joining NextEra Energy in 2002, Mr. Ketchum served as corporate counsel to TECO Energy and as a corporate and securities law associate for Holland & Knight, LLP in Tampa, Florida. He began his career as a tax lawyer for Lathrop & Gage in Kansas City, Missouri, and, prior to that, worked in corporate banking. He was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and has served on the Board of our general partner since March 2016.
Qualifications
Mr. Ketchum’s qualifications to serve as a director include his experience in finance, financial reporting and management gained through his roles as the executive vice president, finance and chief financial officer and senior vice president, finance of NextEra Energy. Mr. Ketchum also has experience leading a growing business as NextEra Energy’s senior vice president, business management. He has a Bachelor of Arts degree in economics and finance, magna cum laude, from the University of Arizona, and Master of Laws in taxation and Juris Doctor degrees from the University of Missouri — Kansas City School of Law.

Armando Pimentel, Jr.
Biography
Mr. Pimentel, 55, has served as president of NextEra Energy Partners since August 2017 and its general partner since March 2014. Mr. Pimentel also serves as the president and chief executive officer of NextEra Energy Resources, a position he has held since 2011. Mr. Pimentel joined NextEra Energy in 2008 as executive vice president-finance and became chief financial officer later in 2008. Prior to joining NextEra Energy, Mr. Pimentel was a partner at Deloitte & Touche LLP (Deloitte & Touche) and held various client and leadership positions serving the financial services and energy industries. He also led Deloitte & Touche’s power and utilities business segment. He was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and previously served as a director of our general partner from March 2014 until August 2017.
Qualifications
Mr. Pimentel’s qualifications to serve as a director include his expertise in public accounting and finance issues in the energy industry and senior management experience leading a large, growing diversified energy company through his current and prior positions. Mr. Pimentel has a Bachelor of Science degree in accounting from Florida State University. He is also a CPA.
Director Nominees
The following Elected Directors currently serve as directors of the Board and have been nominated by the Board for election at the 2017 annual meeting. If elected, each Elected Director’s term will commence at 12:00:01 a.m. on January 1, 2018 and each will serve until the next annual meeting of unitholders or until a successor Elected Director has been qualified and elected.
Susan D. Austin
Biography
Ms. Austin, 50, has been a senior managing director with Brock Capital LLC, an investment banking firm focusing on strategic and corporate advisory services, since October 2014. In addition, she served as vice chairman of Sheridan Broadcasting Corporation (SBC), a radio broadcasting company, until July 2017, where she served in various leadership capacities since joining the company in 2002 as vice president of strategic planning and treasurer. In 2004, Ms. Austin became president of the Sheridan Gospel Network and, in 2007, was named senior vice president and chief financial officer of SBC. She was promoted to vice chairman of SBC in July 2013. Prior to joining SBC, Ms. Austin spent 10 years in investment banking, specializing in telecommunications and media finance. Ms. Austin serves as an independent trustee or director of certain Prudential Insurance mutual funds (since 2011). She was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and previously served on the board of our general partner from February 2015 until August 2017.
Qualifications
Ms. Austin’s qualifications to serve as a director include her expertise in strategic planning, treasury operations, finance and capital markets transactions through her current and prior positions. Ms. Austin has a Bachelor of Arts degree in mathematics from Harvard University and a MBA from Stanford University Graduate School of Business.

Peter H. Kind
Biography
Mr. Kind, 60, is executive director of Energy Infrastructure Advocates LLC, an independent financial and strategic advisory firm. From 2009 to 2011, Mr. Kind was a Senior Managing Director of Macquarie Capital, an investment banking firm. From 2005 to 2009, Mr. Kind was a Managing Director of Banc of America Securities. Mr. Kind, a certified public accountant, also has experience in the audit of large public energy companies. Mr. Kind has served as a director and chairman of the audit committee of the general partner of Enable Midstream Partners, LP since February 2014. He was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and previously served on the board of our general partner from July 2014 until August 2017.
Qualifications
Mr. Kind’s qualifications to serve as a director include his expertise in capital markets transactions and in public accounting and auditing in the energy industry through his current and prior positions. Mr. Kind has a Bachelor of Science degree in accounting from Iona College and a MBA from the Stern School of Business. He is also a CPA.
James L. Robo
Biography
Mr. Robo, 55, has been chairman of the NextEra Energy board since December 2013, and president and chief executive officer, and a director, of NextEra Energy since July 2012. He is also chairman of NextEra Energy’s subsidiary, Florida Power & Light Company (which has no publicly-traded stock). Prior to his succession to the role of chief executive officer, he served as president and chief operating officer of NextEra Energy since 2006. Mr. Robo joined NextEra Energy as vice president of corporate development and strategy in March 2002 and became president of NextEra Energy Resources later in 2002. He is also a director of J.B. Hunt Transport Services, Inc. (since 2002), and has served as J.B. Hunt’s lead independent director since 2012. Mr. Robo was appointed chairman and chief executive officer of NextEra Energy Partners’ Board upon its establishment in August 2017 and has served as chairman of the board and chief executive officer of our general partner since March 2014.
Qualifications
Mr. Robo’s qualifications to serve as a director include his extensive experience in operations, strategic planning, risk management and mergers and acquisitions through his current and prior positions. He also has experience in financial and risk oversight, through his positions with the Company and NextEra Energy and his service as chairman of the audit committee of another public company, and in corporate governance, through his service on the nominating and corporate governance committee of that public company. Mr. Robo has a Bachelor of Arts degree from Harvard College and a MBA from Harvard Business School.
James N. Suciu
Biography
Mr. Suciu, 61, retired from General Electric Company (“GE”) in March 2017 after an extensive 35-year career. He held numerous commercial leadership positions within GE’s Power and Energy portfolio. Beginning on GE’s Technical Marketing Leadership Program, Mr. Suciu progressed through roles of increasing responsibility and global reach, including a six-year assignment in Asia. From 1999 until his retirement from GE, he was vice president and chief commercial officer of GE Energy. He was appointed to the NextEra Energy Partners’ Board upon its establishment in August 2017 and previously served on the board of our general partner from April 2017 until August 2017.
Qualifications
Mr. Suciu’s qualifications to serve as a director include his expertise in the manufacture, sale and maintenance of renewable and clean electric generating assets and experience in leading a global power generation commercial organization through his prior positions. He has a bachelor’s degree in mechanical engineering from Purdue University.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR election of each of the four director nominees.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES

Proposal 2: Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners’ independent registered public accounting firm for 2017
In accordance with the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Audit Committee of the Board appoints the Company’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm to audit the accounts of NextEra Energy Partners and its subsidiaries, as well as to provide its opinion on the effectiveness of the Company’s internal control over financial reporting, for the fiscal year ending December 31, 2017. Although ratification is not required, the Board is submitting the selection of Deloitte & Touche to unitholders as a matter of good corporate practice. If the unitholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee, although the Audit Committee may nonetheless decide to retain Deloitte & Touche as NextEra Energy Partners’ independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, terminate the service of Deloitte & Touche at any time during the year if it determines that the appointment of a different independent registered public accounting firm would be in the best interests of NextEra Energy Partners and its unitholders. Representatives of Deloitte & Touche are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from unitholders at the annual meeting.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR ratification of appointment of Deloitte & Touche as NextEra Energy Partners’ independent registered public accounting firm for 2017.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NEXTERA ENERGY PARTNERS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

Proposal 3: Approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers as disclosed in this proxy statement
The Company is asking unitholders to cast an advisory vote on the compensation of the Company’s named executive officers, which is commonly called a “say-on-pay” vote. The advisory vote, which is required pursuant to section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis section of this proxy statement (beginning on page 33). While this vote is not binding, it will provide information to the Board regarding investor sentiment about the Company’s executive compensation philosophy, policies and practices, which the Board will consider when making future determinations regarding named executive officer compensation. The Company currently plans to give unitholders the opportunity to cast an advisory vote on this matter every three years, so that, following the vote on this proposal, the next opportunity will occur in connection with the Company’s 2020 annual meeting of unitholders.
The Company has paid no cash or other compensation to its named executive officers since its inception.   All of the named executive officers of the company are also employees of NextEra Energy. NextEra Energy compensates these officers for the performance of their duties as employees of NextEra Energy, which include managing NextEra Energy Partners. NextEra Energy does not allocate this compensation between services for the Company and services for NextEra Energy and its affiliates.
The Company asks unitholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the unitholders of NextEra Energy Partners, LP approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the NextEra Energy Partners, LP proxy statement for the 2017 annual meeting of unitholders, including the Compensation Discussion & Analysis section, the compensation tables and the accompanying narrative discussion.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR approval, by non-binding advisory vote, of the compensation of NextEra Energy Partners’ named executive officers.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, BY NON-BINDING ADVISORY VOTE, OF NEXTERA ENERGY PARTNERS’ COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

Proposal 4: Non-binding advisory vote on the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers
In accordance with the requirements of Section 14A of the Exchange Act and related SEC rules, the Company is asking unitholders to cast an advisory vote on the frequency with which unitholders would have an opportunity to provide an advisory “say-on-pay” vote on named executive officer compensation. Unitholders have the option of selecting a frequency of 1, 2 or 3 years, or abstaining from a vote on this proposal.
The Board is recommending a “say-on-pay” vote every three years, which provides the Board with sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with the Company’s unitholders and develop and implement any changes to the Company’s executive compensation program that may be appropriate in light of the vote. A triennial vote will also allow for these changes to the executive compensation program to be in place long enough for unitholders to see and evaluate the effectiveness of these changes. A triennial approach will allow the Company to review evolving practices in the market to ensure the Company’s compensation programs reflect best practices.
Unitholders are not voting to approve or disapprove the Board’s recommendation of triennial “say-on-pay” votes. Rather, unitholders are being given an opportunity to express their preference for the frequency of  “say-on-pay” votes. Unitholders may choose among the following four options when voting on this proposal:
(1)
a “say-on-pay” vote every 1 year;

(2)
a “say-on-pay” vote every 2 years;

(3)
a “say-on-pay” vote every 3 years; or

(4)
abstain from voting.

The frequency option—1, 2 or 3 years—receiving the greatest number of votes will be considered the frequency preferred by the Company’s unitholders. Although this vote is not binding on the Company or the Board, the Board will take into consideration the outcome of the vote in making a determination on the frequency with which proposals for non-binding advisory votes to approve named executive officer compensation will be included in the Company’s proxy statement. The Board may decide that it is in the best interests of unitholders and the Company to hold an advisory vote on named executive officer compensation more or less frequently than the option preferred by unitholders.
Unless you specify otherwise in your voting instructions, your proxy will be voted for a frequency of every 3 YEARS as the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners’ named executive officers.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR 3 YEARS AS THE FREQUENCY OF FUTURE UNITHOLDER NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF NEXTERA ENERGY PARTNERS’ NAMED EXECUTIVE OFFICERS

INFORMATION ABOUT NEXTERA ENERGY PARTNERS AND
MANAGEMENT
Unit Ownership of Certain Beneficial Owners and Management
The following table shows the beneficial ownership of NextEra Energy Partners units as of October 23, 2017 by the only persons known by the Company to own beneficially more than 5% of the outstanding units:
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Special Voting Units	NextEra Energy, Inc. 700 Universe Blvd. Juno Beach, FL 33408(1)	101,440,000(1)	100%
Common Units	Neuberger Berman Group LLC 1290 Avenue of the Americas New York, NY 10104(2)	5,964,608(2)	11.00%
Common Units	Energy Income Partners, LLC 10 Wright Street Westport, CT 06880(3)	5,286,358(3)	9.74%
Common Units	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187(4)	3,318,879(4)	6.12%
Common Units	FMR LLC 245 Summer Street Boston, MA 02210(5)	3,117,539(5)	5.75%
Common Units	BlackRock, Inc. 55 East 52nd Street New York, NY 10055(6)	2,795,944(6)	5.15%
Common Units	NextEra Energy, Inc. 700 Universe Blvd. Juno Beach, FL 33408(1)	1,402,483(1)	2.59%
(1)
NextEra Energy Equity Partners, LP (“NEE Equity”), which is indirectly, wholly owned by NextEra Energy, holds non-economic Special Voting Units that provide NEE Equity with an aggregate number of votes on certain matters that may be submitted for a vote of NextEra Energy Partners’ unitholders that is equal to the aggregate number of common units of NextEra Energy Operating Partners, LP (“NextEra Energy Operating Partners”) held by NEE Equity on the relevant record date. As of October 23, 2017, NEE Equity held 101,440,000 Special Voting Units. Furthermore, NextEra Energy has implemented a NextEra Energy Partners common unit repurchase program. Under the program, another subsidiary of NextEra Energy has acquired 1,402,483 common units. In the aggregate, the Special Voting Units and common units held by subsidiaries of NextEra Energy represent approximately 66.1% of outstanding voting power. See pages 2-3 for a description of certain limitations on the voting rights.

(2)
This information has been derived from a statement on Schedule 13G/A of Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC filed with the SEC on February 14, 2017 and is as of December 31, 2016. Neuberger Berman Group LLC, Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC and certain affiliated persons may be deemed to beneficially own the securities in their various fiduciary capacities by virtue of the provisions of Exchange Act Rule 13d-3. Neuberger Berman Group LLC, through its subsidiaries Neuberger Berman Fixed Income Holdings LLC, NB Alternatives Holdings LLC and Neuberger Trust Holdings LLC, controls Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC, Neuberger Berman Investment Advisers LLC and certain affiliated persons. With regard to 5,848,287 common units, Neuberger Berman Group LLC may be deemed to be the beneficial owner because certain affiliated persons have shared power to retain, dispose of and vote the securities. In addition to the holdings of individual advisory clients, Neuberger Berman Investment Advisers LLC serves as investment manager of Neuberger Berman Group LLC’s various registered mutual funds which hold such units. The holdings belonging to clients of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC are also aggregated to comprise the 5,848,287 common units. In addition to the 5,848,287 common units for which Neuberger entities also have shared power to dispose of the common units, the amount of 5,964,608 common units also includes common units from individual client accounts over which Neuberger Berman Investment Advisers LLC has shared power to dispose but do not have voting power over these units. The holdings of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC are also aggregated to comprise the amount of 5,964,608 referenced herein.

(3)
This information has been derived from a statement on Schedule 13G/A of Energy Income Partners, LLC and the other entities and individuals named in this footnote filed with the SEC on February 14, 2017 and is as of December 31, 2016. James J. Murchie, Eva Pao and John Tysseland are the portfolio managers with respect to portfolios managed by Energy Income Partners, LLC. Linda A. Longville and Saul Ballesteros are control persons of Energy Income Partners, LLC. Collectively, Energy Income Partners, LLC and such other entities and individuals hold shared voting power and shared dispositive power over the 5,286,358 common units reported above.

(4)
This information has been derived from a statement on Schedule 13G/A of The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., filed with the SEC on January 24, 2017, and is as of December 31, 2016. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold common units. 3,318,879 common units are held by unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P., certain of which hold common units. None of First Trust Portfolios L.P., First Trust Advisors L.P. or The Charger Corporation has the power to vote the common units held by such unit investment trusts sponsored by First Trust Portfolios L.P. Such common units are voted by the trustee of such unit investment trusts so as to insure that the common units are voted as closely as possible in the same manner and in the same general proportion as the common units held by owners other than such unit investment trusts. First Trust Advisors L.P. and The Charger Corporation have shared voting power over 3,315,861 common units and shared dispositive power over 3,318,879 common units.

(5)
This information has been derived from a statement on Schedule 13G of FMR LLC and Abigail P. Johnson filed with the SEC on February 14, 2017 and is as of December 30, 2016. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the units owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the units under written guidelines established by the Fidelity Funds’ Boards of Trustees. FMR LLC and Ms. Johnson have sole voting power over 86,394 Common Units and sole dispositive power over 3,117,539 Common Units.

(6)
This information has been derived from a statement on Schedule 13G of BlackRock, Inc., filed with the SEC on January 30, 2017, and is as of December 31, 2016. The subsidiaries of BlackRock, Inc. that acquired the common units on behalf of BlackRock, Inc. are: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd. and BlackRock Investment Management, LLC. BlackRock, Inc. and its subsidiaries have sole voting power with respect to 2,794,230 common units.

The table below shows the number of NextEra Energy Partners units beneficially owned as of October 23, 2017 by each of NextEra Energy Partners’ directors (including those nominated for the 2017 annual meeting) and each named executive officer, as well as the number of units beneficially owned by all of NextEra Energy Partners’ directors and executive officers as a group. As of October 23, 2017, each individual beneficially owned less than 1%, and all directors and executive officers as a group beneficially owned less than 1%, of NextEra Energy Partners units. No units are pledged as security.
Name	Units Beneficially Owned
	Units Owned	Units Which May Be Acquired Within 60 Days	Total Units Beneficially Owned
Susan D. Austin	9,970	-	9,970
Mark E. Hickson	4,780	-	4,780
John W. Ketchum	3,310	-	3,310
Peter H. Kind	13,900	-	13,900
Armando Pimentel, Jr.	20,000	-	20,000
James L. Robo	143,576	-	143,576
James N. Suciu	3,290	-	3,290
All directors and executive officers as a group (10 persons)	258,709	-	258,709
Section 16(a) Beneficial Ownership Reporting Compliance
The Company’s directors and executive officers are required to file initial reports of ownership and reports of changes of their beneficial ownership of NextEra Energy Partners units with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely upon a review of these filings and written representations from the directors and executive officers that no other reports were required of them, the Company believes that all required filings were timely made in 2016.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Principles & Guidelines/Code of Ethics
The Company’s Corporate Governance Principles & Guidelines, Code of Business Conduct & Ethics and its Code of Ethics for Senior Executive and Financial Officers cover a wide range of business practices and procedures. The Corporate Governance Principles & Guidelines, Code of Business Conduct & Ethics and the Code of Ethics for Senior Executive and Financial Officers were approved by the Board. The Code of Ethics for Senior Executive and Financial Officers applies to NextEra Energy Partners’ chairman of the board and chief executive officer, chief financial officer, president, treasurer, general counsel, controller and chief accounting officer and executive vice president, strategy and corporate development. The Code of Business Conduct & Ethics applies to all representatives of NextEra Energy Partners and its subsidiaries, including directors, officers and employees. The Corporate Governance Principles & Guidelines, Code of Business Conduct & Ethics and Code of Ethics for Senior Executive and Financial Officers are available on the Company’s website at www.nexteraenergypartners.com. Any amendments or waivers of the Code of Ethics for Senior Executive and Financial Officers which are required to be disclosed to unitholders under SEC rules will be disclosed on the Company’s website at the address listed above. The Company will provide a printed copy of its Code of Business Conduct & Ethics upon request by a unitholder to the Corporate Secretary of NextEra Energy Partners by mail or courier service c/o NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attn: Corporate Secretary.
Executive Officers
The executive officers of the Company as of October 23, 2017 are as follows:
Name	Age	Position(1)
James L. Robo(2)	55	Chief Executive Officer
Mark E. Hickson(3)	50	Executive Vice President, Strategy and Corporate Development
John W. Ketchum(4)	47	Chief Financial Officer
Armando Pimentel, Jr.(5)	55	President
Charles E. Sieving(6)	45	General Counsel
Terrell Kirk Crews, II(7)	39	Controller and Chief Accounting Officer
Paul I. Cutler(8)	57	Treasurer and Assistant Secretary
(1)
The executive officers are appointed annually by the Board. The current executive officers were appointed by the Board in August 2017.

(2)
President and chief executive officer of NextEra Energy since July 2012. CEO of Florida Power and Light Company (“FPL”), a subsidiary of NextEra Energy, from May 2012 to May 2014. President and chief operating officer of NextEra Energy from December 2006 to June 2012. Chief executive officer of our general partner since March 2014.

(3)
Executive vice president, corporate development, strategy, quality and integration of NextEra Energy since May 2017. Senior vice president, corporate development, strategy, quality and integration of NextEra Energy from May 2016 to May 2017. Vice president, strategy and corporate development of our general partner from March 2014 to February 2017. Senior vice president, corporate development and strategic initiatives of NextEra Energy from February 2015 to May 2016. Vice president, strategy and corporate development of NextEra Energy from May 2012 to February 2015. Executive vice president, strategy and corporate development of our general partner since February 2017.

(4)
Executive vice president, finance and chief financial officer of NextEra Energy since March 2016. Chief financial officer of our general partner since March 2016. Senior vice president, finance of NextEra Energy from February 2015 to March 2016. Senior vice president, business management and finance of NextEra Energy from December 2013 to February 2015. Senior vice president, business management of NextEra Energy Resources from December 2012 to December 2013 and vice president, general counsel & secretary from June 2009 to December 2012.

(5)
President and chief executive officer of NextEra Energy Resources since October 2011. President of our general partner since March 2014.

(6)
General counsel of our general partner since March 2014. Executive vice president and general counsel of NextEra Energy since 2008.

(7)
Controller and chief accounting officer of our general partner since September 2016. Vice president, controller and chief accounting officer of NextEra Energy since September 2016. Vice President, Finance of NextEra Energy from April 2016 to September 2016. Partner in the national office of Deloitte & Touche LLP (Deloitte) from July 2015 to April 2016. Professional accounting fellow in the Office of the Chief Accountant of the SEC from June 2013 to June 2015. Audit service senior manager at Deloitte from June 2010 to June 2013.

(8)
Treasurer and assistant secretary of our general partner since March 2014. Treasurer of NextEra Energy since 2003.

Director Independence
The NYSE does not require a listed publicly traded limited partnership, such as the Company, to have a majority of independent directors on the board of directors. The Board conducts an annual review regarding the independence from the Company of each of its members, and, in addition, assesses the independence of any new member at the time that the new member is considered for appointment to or nomination for election to the Board. The Board considers all relevant facts and circumstances and uses the criteria set forth in the NYSE corporate governance independence standards (the “NYSE standards”), which are the applicable standards under SEC rules, to assess director independence. These standards are also set forth or referred to in the Corporate Governance Principles & Guidelines, which is available on the Company’s website at www.nexteraenergypartners.com. The Board must affirmatively determine that a director has no material relationship with NextEra Energy Partners (directly or as a partner, shareholder or officer of an organization that has a relationship with NextEra Energy Partners) in order to determine that the director is independent. As set forth in the Corporate Governance Principles & Guidelines, the Board considers all relevant facts and circumstances in making independence determinations. In particular, when assessing the materiality of a director’s relationship (if any) with the Company, the Board considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation. Material relationships for this purpose may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
The NYSE standards and Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”) include an additional requirement that members of the audit committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their compensation for service as a director.
Based on its review conducted in accordance with the Company’s Corporate Governance Principles & Guidelines and the NYSE standards, the Board determined that Susan D. Austin, Peter H. Kind and James N. Suciu, constituting all 3 non-employee directors of NextEra Energy Partners, are independent under the NYSE standards (including, where applicable, the separate Audit Committee standards) and the Corporate Governance Principles & Guidelines.
Board Leadership Structure
As set forth in the Corporate Governance Principles & Guidelines, the Board believes that the decision as to who should serve as chairman and as chief executive officer, and whether the offices should be combined or separate, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of the Company’s then-existing characteristics or circumstances. In view of the Company’s operating record, and the operational and financial opportunities and challenges faced by the Company, the Board’s judgment is that the functioning of the Board is best served by maintaining a structure of having one individual serve as both chairman and chief executive officer. The Board believes that having a single person acting in the capacities of chairman and chief executive officer promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the chain of command to execute the Company’s strategic initiatives and business plans and to address its challenges.
Executive sessions of NextEra Energy Partners’ independent directors are regularly scheduled. The chairman of the Audit Committee chairs the Board executive sessions, and thereafter provides feedback to the chairman of the Board. The Board believes that having regular Board executive sessions, three independent directors and the corporate governance structures and processes described in this proxy statement allow the Board to maintain effective oversight of management. Committee executive sessions are chaired by the committee chairs, all of whom are independent directors.
Board Role in Risk Oversight
Although it is the job of management to assess and manage the Company’s risks, the Board and its Audit Committee (each where applicable) discuss the guidelines and policies that govern the process by which risk assessment and management is undertaken and evaluate reports from various functions with the management team on risk assessment and management. The Board interfaces regularly with management and receives periodic reports that include updates on financial, legal and risk management matters. The Audit Committee assists the Board in oversight of the integrity of the Company’s financial statements. The Audit Committee also reviews and assesses the performance of the Company’s internal audit function and its independent auditors. The Board receives regular reports from the Audit Committee.
Director Meetings and Attendance
The Board and its committees meet on a regular schedule and also hold special meetings from time to time. The Board and its committees were formed in August 2017, and therefore did not meet in 2016. Each director attended at least 75% of the total number of Board meetings and meetings of the committees on which he or she served during the period of such director’s committee service.
The Company currently does not have a policy with regard to director attendance at the annual meeting of unitholders.

Board Committees
The standing committees of the Board are the Audit Committee and the Conflicts Committee. Each committee regularly reports its activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a charter approved by the Board and the Audit Committee conducts an annual evaluation of its performance. The charter of the Audit Committee is required to comply with the NYSE corporate governance requirements. There are no NYSE requirements for the charter of the Conflicts Committee. The current membership and functions of the committees are described below.
Compensation Committee
Because the Company is a limited partnership, it is not required by the rules of the NYSE to have a compensation committee. Additionally, the Company’s executive officers do not receive any compensation from the Company. If any compensation is to be paid to the Company’s executive officers, the compensation would be reviewed and approved by the Board because it performs the functions of a compensation committee when such committee is needed.
Compensation Committee Interlocks and Insider Participation
As discussed above, the Company does not have a compensation committee. If any compensation is to be paid to the Company’s executive officers, the compensation would be reviewed and approved by the Board because it performs the functions of a compensation committee when such committee is needed. During the year ended December 31, 2016, none of the directors or executive officers of the Board of our general partner served as a member of a compensation committee of another entity that has, or has had, an executive officer who served as a member of the Board of our general partner during 2016. During the year ended December 31, 2016, the following officers of NextEra Energy served on the Board of our general partner: Messrs. Robo, Hickson, Ketchum, Pimentel and Sieving.
Nominating Committee
Because the Company is a limited partnership, it is not required by the rules of the NYSE to have a nominating committee. All functions of a nominating committee are performed by the Board as a whole, including consideration of director nominees.
Audit Committee
The Board has an Audit Committee composed of Messrs. Suciu (Chair) and Kind and Ms. Austin, each of whom satisfy the independence standards of the NYSE and the Exchange Act. These standards are also set forth or referred to in the Corporate Governance Principles & Guidelines, which is available on the Company’s website at www.nexteraenergypartners.com. The Board has determined that each member of the Audit Committee satisfies the “financial literacy” standard of the NYSE and Mr. Kind and Ms. Austin each qualify as an “audit committee financial expert” as such term is defined under the SEC’s regulations. The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with related legal and regulatory requirements, corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent registered public accounting firm. The Audit Committee is also responsible for confirming the independence and objectivity of the Company’s independent registered public accounting firm and for establishing procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee conducts an annual self-evaluation. The Audit Committee was formed in August 2017, and therefore did not meet in 2016. A more detailed description of the Audit Committee’s duties and responsibilities is contained in the Audit Committee charter, which is available on the Company’s website at www.nexteraenergypartners.com.
Conflicts Committee
The Conflicts Committee is composed of Messrs. Kind (Chair) and Suciu and Ms. Austin. The Conflicts Committee determines if the resolution of any conflict of interest referred to it is in the best interests of the Company and its unitholders. The charter of the Conflicts Committee provides that the members of the committee may not be officers or employees of NextEra Energy Partners or its general partner or directors, officers or employees of its affiliates, may not hold an ownership interest in NextEra Energy Partners’ general partner or its affiliates other than NextEra Energy Partners common units, including common units or awards under any long-term incentive plan, equity compensation plan or similar plan implemented by the Company, and must meet the independence standards established by the NYSE and the Exchange Act to serve on an audit committee of a board of directors. Any matters approved by the Conflicts Committee in good faith will be deemed to be approved by all of the Company’s unitholders and not a breach of any duties owed to the unitholders of the Company by NextEra Energy Partners, its general partner or the Board. A more detailed description of the Conflicts Committee’s duties and responsibilities is contained in the Conflicts Committee charter, which is available on the Company’s website at www.nexteraenergypartners.com.
Consideration of Director Nominees
Proxy Access Unitholder Nominees
Pursuant to the Company’s partnership agreement, a holder (or a group of up to 20 unitholders) owning common units representing at least 10% of the voting power, including common units and special voting units, of the Company continuously for the relevant holding period may nominate and include in the Company’s proxy statement up to two directors (“Proxy Access Directors”). No more than four Proxy Access Directors are permitted to be included each year in the Company’s proxy materials. Unless a shorter holding period is specified by the Board, the holding period for the 2018 annual meeting is one year. Notice of Proxy Access Director nominees for the 2018 annual meeting of unitholders should be addressed to the Corporate Secretary, NextEra Energy Partners, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420 and must be received no earlier than July 5, 2018 and no later than the close of business on August 4, 2018. In the event that the 2018 annual meeting is more than 30 days earlier or more than 60 days later than the anniversary date of the 2017 annual meeting, the notice of Proxy Access Director nominees must be received on the later of the close of business on the 120th day prior to the date of the 2018 annual meeting or the 10th day following the public announcement of the date of the 2018 annual meeting is first made by the Company. A copy of the partnership agreement containing the complete proxy access requirements is available at www.nexteraenergypartners.com. The proxy access mechanism is the exclusive means through which a common unitholder may nominate a candidate for election to the Board.
Director Qualifications
In addition to the qualifications for directors set forth under Proposal 1 on page 8 of this proxy statement, no person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially-major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company employee-director serves on such other business’s board.
Generally, no person who shall have attained the age of 72 years by the date of election shall be eligible for election as a director. However, the Board may, by unanimous action (excluding the affected director), extend a director’s eligibility for one or two additional years, in which event such a director will not be eligible for election as a director if he or she has attained the age of 73 or 74 by the date of election.
Identifying and Evaluating Nominees for Directors
Candidates may come to the attention of the Board through current Board members, professional search firms, unitholders or other persons. Candidates are evaluated at regular or special meetings of the Board, and may be considered at any time during the year. The Board considers all nominee recommendations, including those from unitholders, in the same manner when determining candidates for the Board. If any materials are provided by a unitholder in connection with the recommendation of a director candidate, such materials are provided to the Board. In evaluating nominations, the Board seeks to achieve a diverse balance of knowledge, experience and capability. For additional information about the process for nominating and electing directors, see “Proxy Access Unitholder Nominees” above and “Director Qualifications” above and as set forth under Proposal 1.
Communications with the Board
The Board has established procedures by which unitholders and other interested parties may communicate with the Board, any Board committee or any one or more other directors. Such parties may write to one or more directors, c/o General Counsel, NextEra Energy Partners, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408. They may also contact any member of the Audit Committee with a concern under the Company’s Code of Business Conduct & Ethics by calling 561-694-4644.

The Board has instructed the Company’s general counsel to assist the Board in reviewing all written communications to the Board, any Board committee or any director as follows:
(1)
Complaints or similar communications regarding accounting, internal accounting controls or auditing matters will be handled in accordance with the NextEra Energy Partners, LP Procedures for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters.

(2)
All other legitimate communications related to the duties and responsibilities of the Board or any committee will be promptly forwarded by the general counsel to the applicable directors, including, as appropriate under the circumstances, to the chairman of the Company’s Board of Directors and/or the appropriate committee chair.

(3)
All other unitholder, customer, vendor, employee and other complaints, concerns and communications will be handled by management, with Board involvement as advisable with respect to those matters that management reasonably concludes to be significant.

Communications that are of a personal nature or not related to the duties and responsibilities of the Board, that are unduly hostile, threatening, illegal or similarly inappropriate or unsuitable, that are conclusory or vague in nature, or that are surveys, junk mail, resumes, service or product inquiries or complaints, or business solicitations or advertisements, generally will not be forwarded to any director unless the director otherwise requests or the general counsel determines otherwise.
Procedures for Review, Approval and Ratification of Related-Person Transactions
The management of NextEra Energy Partners is charged with primary responsibility for determining whether, based on the facts and circumstances, a proposed transaction is a related person transaction. For the purposes of this determination, (1) a related person includes any director or executive officer of NextEra Energy Partners, any nominee for director of NextEra Energy Partners, any unitholder known to NextEra Energy Partners to be the beneficial owner of more than 5% of any class of NextEra Energy Partners’ voting securities, and any immediate family member of any such person and (2) a related person transaction includes any transaction, since the beginning of NextEra Energy Partners’ last fiscal year, or any currently proposed transaction, in which NextEra Energy Partners was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.
If, after weighing all of the facts and circumstances, management determines that a proposed transaction is a related person transaction, management must present the proposed transaction to the Board for review or, if impracticable under the circumstances, to the chairman of the board. The Board must then either approve or reject the transaction. The Board may, but is not required to, seek the approval of the Conflicts Committee for the resolution of any related person transaction.
In addition, certain transactions must be referred to the Conflicts Committee pursuant to the terms of the Company’s partnership agreement and the Conflict Committee’s charter. The Conflicts Committee charter is available on the Company’s website at www.nexteraenergypartners.com.
Transactions with Related Persons
NEE Equity, a wholly-owned subsidiary of NextEra Energy, owns all of the Company’s special voting units and a majority of the common units of NextEra Energy Operating Partners.
The following is a summary of certain agreements that the Company originally entered into with NextEra Energy or its affiliates in connection with the Company’s initial public offering, or subsequently in connection with the Company’s acquisitions of certain projects, or interests in projects and certain governance changes, as described below.
Amended and Restated Management Services Agreement (“A&R MSA”)
The Company, NextEra Energy Operating Partners and NextEra Energy Operating Partners GP, LLC entered into the A&R MSA on August 4, 2017 with NextEra Energy Management Partners, LP (“NextEra Energy Management”), under which:
•
NextEra Energy Management provides or arranges for the provision of management, operations and administrative services to the Company and its subsidiaries, including managing their day-to-day affairs and providing individuals to act as executive officers and directors, to the extent such services are not otherwise provided under operations and maintenance services agreements and administrative services agreements between affiliates of NextEra Energy and the Company’s subsidiaries;

•
NextEra Energy Operating Partners pays on the Company’s behalf all operations and maintenance services or other expenses the Company or its subsidiaries incur; and

•
NextEra Energy Operating Partners makes certain payments to NextEra Energy Management based on the achievement by NextEra Energy Operating Partners of certain target quarterly distribution levels to its unitholders.

Under the A&R MSA, among other restrictions, NextEra Energy Management, its subsidiaries and any other entity or individual that NextEra Energy Management has arranged to provide services are required to refrain from taking any action that, to NextEra Energy Management’s knowledge, at the time such action is taken, is intended to materially conflict with or directly contravene any resolution or other determination of the Board in each case relating to the following significant activities of the Company:
•
establishing and approving the Company’s annual operating budget;

•
evaluating and approving capital decisions;

•
evaluating and approving debt and equity financing decisions;

•
assessing and approving quarterly cash distributions to unitholders; and

•
analyzing and approving related party transactions among NextEra Energy Management, its subsidiaries and any other entity or individual that NextEra Energy Management has arranged to provide services.

NextEra Energy Operating Partners pays NextEra Energy Management an annual management fee equal to the greater of 1% of the sum of NextEra Energy Operating Partners’ net income plus interest expense, income tax expense and depreciation and amortization expense less certain non-cash, non-recurring items for the most recently ended fiscal year (calculated prior to the deduction of such fee and other fees paid under the A&R MSA, such amount the “Calculated Fee”) and $4 million (adjusted for inflation beginning in 2016), which will be paid in quarterly installments of  $1 million (adjusted for inflation beginning in 2016) with an additional payment each January to the extent the Calculated Fee exceeded $4 million in the prior fiscal year (adjusted for inflation beginning in 2016). NextEra Energy Management is also entitled to receive an incentive distribution rights fee (“IDR Fee”) based on the hypothetical amount of distributions NextEra Energy Operating Partners would be able to make to its unitholders without giving effect to the IDR fee as an operating expense. The IDR Fee payments to NextEra Energy Management under the A&R MSA will continue for so long as NextEra Energy Operating Partners’ partnership agreement remains in effect, even if the A&R MSA otherwise terminates in accordance with its terms. The Company’s O&M expense related to the A&R MSA for the years ended December 31, 2016, 2015 and 2014 includes approximately $42 million, $6 million and $2 million, respectively, including the IDR Fees.
The A&R MSA is in full force and effect until January 1, 2068 and will automatically renew for successive five-year periods unless NextEra Energy Operating Partners or NextEra Energy Management provides written notice that it does not wish for the agreement to be renewed. However, NextEra Energy Operating Partners will be able to terminate the A&R MSA prior to the expiration of its term upon 90 days’ prior written notice of termination to NextEra Energy Management upon the occurrence of certain events. The A&R MSA also expressly provides that the agreement may not be terminated by the Company due solely to the poor performance or the underperformance of any of the Company’s operations. NextEra Energy Management is also permitted to terminate the A&R MSA upon the occurrence of certain events.
Operations and Maintenance Services Agreements
Affiliates of NextEra Energy Resources and certain of the Company’s subsidiaries have entered into operations and maintenance services agreements, pursuant to which such NextEra Energy Resources’ affiliates provide operations and maintenance services to the renewable energy projects in the Company’s portfolio. A brief description of the operations and maintenance services agreements is provided below.
U.S. Projects
Wind
The Company’s wind projects located in the U.S. entered into operations and maintenance services agreements (the “U.S. Wind O&M Agreements”) with NextEra Energy Operating Services, LLC (“NextEra Energy Operating Services”), an

indirect wholly owned subsidiary of NextEra Energy, dated as of the following dates:
Party	Date
Elk City Wind, LLC	May 21, 2009
Northern Colorado Wind Energy, LLC	April 12, 2009
Perrin Ranch Wind, LLC	August 23, 2012 (with an effective date of June 29, 2012)
Tuscola Bay Wind, LLC	August 22, 2012
Palo Duro Wind Energy, LLC	October 28, 2014
FPL Energy Vansycle L.L.C. (Stateline)	December 19, 2003
Ashtabula Wind III, LLC	December 22, 2010
Baldwin Wind, LLC	July 6, 2010
Mammoth Plains Wind Project, LLC	October 27, 2014, as amended and restated December 18, 2014
Seiling Wind, LLC	October 28, 2014
Seiling Wind II, LLC	October 28, 2014
Golden Hills Wind, LLC	September 23, 2015
Pursuant to each U.S. Wind O&M Agreement, NextEra Energy Operating Services provides customary day-to-day operations and maintenance services. For the years ended December 31, 2016, 2015, and 2014, NextEra Energy Operating Services received a total of approximately $3 million, $2 million and $1 million, respectively, in compensation under the U.S. Wind O&M Agreements, including reimbursement of expenses.
The Company’s solar projects located in the U.S. entered into operations and maintenance services agreements (the “U.S.Solar O&M Agreements”) with NextEra Energy Operating Services dated as of the following dates:
Party	Date
Genesis Solar, LLC	August 22, 2011
Shafter Solar, LLC	April 7, 2015, as amended May 29, 2015
Adelanto Solar, LLC	April 7, 2015
Adelanto Solar II, LLC	April 7, 2015
McCoy Solar, LLC	December 19, 2014
Pursuant to each U.S. Solar O&M Agreement, NextEra Energy Operating Services provides customary day-to-day operations and maintenance services. In consideration for the performance of operations and maintenance services, NextEra Energy Operating Services receives a fixed annual fee paid in monthly installments. For each of the years ended December 31, 2016, 2015 and 2014, NextEra Energy Operating Services received a total of approximately $1 million in compensation under the U.S. Solar O&M Agreements.
Canadian Projects
The Company’s projects located in Canada entered into operations and maintenance services agreements (the “Canadian O&M Agreements”) with NextEra Energy Canadian Operating Services, Inc. (“NextEra Energy Canadian Operating Services”), an indirect wholly owned subsidiary of NextEra Energy Resources, dated as of the following dates:
Party	Date
Conestogo Project Entity	November 16, 2012
Summerhaven Project Entity	August 2, 2013
Sombra Project Entity	April 27, 2012
Moore Project Entity	April 27, 2012
Bluewater Project Entity	June 10, 2014
Jericho Wind, LP	February 27, 2015
Pursuant to each Canadian O&M Agreement, NextEra Energy Canadian Operating Services provides customary day-to-day operations and maintenance services. In consideration for the performance of operations and maintenance services, NextEra Energy Canadian Operating Services receives a fixed annual fee, paid in monthly installments. For each of the years ended December 31, 2016, 2015 and 2014, NextEra Energy Canadian Operating Services received a total of less than $1 million in compensation under the Canadian O&M Agreements, including reimbursement of expenses.

Administrative Services Agreements
Affiliates of NextEra Energy Resources and certain of the Company’s subsidiaries have entered into administrative services agreements (“ASAs”), pursuant to which such NextEra Energy Resources’ affiliates provide administrative services to the projects in the Company’s portfolio. A brief description of the ASAs is provided below.
U.S. Projects
Each of the Company entities listed below, excluding NET Holdings Management, LLC, entered into an ASA with NextEra Energy Resources, and NET Holdings Management, LLC entered into an ASA with a subsidiary of NextEra Energy Resources (collectively, the “U.S. Project ASAs”). Pursuant to the U.S. Project ASAs, NextEra Energy Resources or its subsidiary provides customary administrative services for the projects. The date of, and the annual fee payable (excluding inflation adjustments) under, each of the U.S. Project ASAs in 2016 was:
Party	Date of Agreement	Annual Fee
Genesis Solar, LLC	August 22, 2011	$125,000
Elk City Wind, LLC	May 21, 2009, as amended as of February 22, 2010	$122,000
Northern Colorado Wind Energy, LLC	April 10, 2009	$120,000
Perrin Ranch Wind, LLC	August 23, 2012, with an effective date of June 29, 2012	$128,000
Tuscola Bay Wind, LLC	August 23, 2012	$128,000
Canyon Wind	August 23, 2012	$128,000
Mountain Prairie Wind	February 22, 2010	$125,000
Genesis Solar Funding, LLC	June 13, 2014	$1
Palo Duro Wind Energy, LLC	October 28, 2014	$125,000
Shafter Solar, LLC	April 7, 2015	$125,000
Adelanto Solar, LLC	April 7, 2015	$125,000
Adelanto Solar II, LLC	April 7, 2015	$125,000
Adelanto Solar Holdings, LLC	April 7, 2015	$125,000
McCoy Solar, LLC	December 19, 2014	$250,000
McCoy Solar Funding, LLC	December 19, 2014	$50,000
Ashtabula Wind III, LLC	December 22, 2010	$125,000
Baldwin Wind, LLC	July 6, 2010	$125,000
Mammoth Plains Wind Project, LLC	October 27, 2014, as amended and restated December 18, 2014	$125,000
FPL Energy Vansycle L.L.C. (Stateline)	December 19, 2003	$206,000
NET Holdings Management, LLC	December 31, 2015	$2,250,000
Meadowlark Wind, LLC	July 24, 2015	$1
Golden Hills Wind, LLC	September 23, 2015	$125,000
Golden Hills Interconnection, LLC	December 14, 2015	$1
Cedar Bluff Wind, LLC	September 23, 2015	$125,000
Sieling Wind, LLC	September 23, 2015	$125,000
Sieling Wind II, LLC	October 28, 2014	$125,000
Sieling Wind Portfolio, LLC	October 27, 2014	$1
For the years ended December 31, 2016, 2015, and 2014, NextEra Energy Resources received a total of approximately $5 million, $2 million and $1 million, respectively, in compensation under the U.S. Project ASAs, which includes the annual fee and reimbursement for expenses.
Canadian Projects
Each of the Company’s Canada project entities listed below entered into an ASA (collectively, the “Canadian ASAs”) with NextEra Energy Canadian Operating Services, Inc. (“NextEra Energy Canadian Operating Services”), an indirect wholly owned subsidiary of NextEra Energy. Pursuant to the Canadian ASAs, NextEra Energy Canadian Operating Services provides customary administrative services for the projects.

The annual fee payable under each of the Canadian ASAs is:
Party	Date of Agreement	Annual Fee
Summerhaven Wind, LP	September 13, 2013	CAD $150,000
Conestogo Wind, LP	September 13, 2013	CAD $150,000
Moore Solar, LP	April 27, 2012	CAD $125,000
Sombra Solar, LP	April 27, 2012	CAD $125,000
St. Clair Holding, ULC and St. Clair Solar, LP	April 27, 2012 (St. Clair Solar, LP was added as a party on June 13, 2014)	CAD $125,000
Trillium Windpower, LP	December 12, 2013	CAD $150,000
Varna Wind, LP	June 10, 2014	CAD $125,000
Jericho Wind, LP	February 27, 2015	CAD $150,000
For each of the years ended December 31, 2016, 2015 and 2014, NextEra Energy Canadian Operating Services received a total of approximately $1 million in compensation under the Canadian ASAs, which includes the annual fee and reimbursement for expenses.
Shared Facilities Agreements
The indirect subsidiaries of NextEra Energy listed below under the heading “Related Parties” and certain of the Company’s subsidiaries have entered into shared facilities agreements, as described below. The following table sets forth the material terms of the shared facilities agreements in 2016.
NEP Subsidiary Party	Agreement	Related Parties	Purpose	Payments/ Share of Costs
Ashtabula Wind III, LLC	Shared Facilities Agreement, dated November 30, 2010	Ashtabula Wind, LLC	Ashtabula Wind III, LLC granted right to access and use shared facilities.	$0
Northern Colorado Wind Energy, LLC	Amended and Restated Shared Facilities Agreement, dated March 11, 2010	PLI, Logan Wind and Peetz Table	Northern Colorado Wind Energy, LLC granted right to access and use shared transmission facilities.	$42,000
Palo Duro Wind Energy, LLC	Amended and Restated Shared Facilities Agreement, dated October 21, 2014	Palo Duro Wind Interconnection Services, LLC and Palo Duro Wind Energy II, LLC	Palo Duro Wind Energy, LLC granted right to access and use shared transmission facilities.	$0
Varna Wind, LP	Shared Facilities Agreement, dated June 10, 2014	Goshen Wind, LP	Goshen Wind, LP granted right to access and use an O&M building, a warehouse, and certain equipment held by Bluewater Project Entity.	$60,000
Jericho Wind, LP	Common Facilities Agreement, effective November 6, 2014	Kerwood Wind, LP (Adelaide Wind) and Bornish Wind, LP (Bornish Wind)	Each party is granted the right to access and use of certain shared facilities, which include an O&M building and warehouse owned by Bornish Wind and certain equipment.	$143,000
Baldwin Wind, LLC	Common Facilities Services Agreement, dated October 29, 2010 (amended as of May 12, 2015)	FPL Energy Burleigh County Wind, LLC and Wilton Wind II, LLC	Addresses rights and responsibilities related to O&M and use of common facilities.	$396,000
FPL Energy Vansycle L.L.C. (the Stateline Project Entity)	Common Facilities Services Agreement, dated December 18, 2013	FPL Energy Stateline II, Inc.	Addresses rights and responsibilities related to O&M and use of common facilities.	$86,000

Jericho Wind, LP	Shared Transmission Facilities Co-Owners Agreement, dated August 15, 2014	Adelaide Wind and Bornish Wind	Provides for the mutual understanding of the parties thereto as tenants in common with respect to the ownership, operation, development, financing and holding of their shared transmission facilities.	$185,000
Stateline Project Entity	Two Transmission Line Easement Agreements, each dated December 18, 2003	FPL Energy Stateline II, Inc.	Stateline Project Entity granted a non-exclusive easement to FPL Energy Stateline II, Inc. over certain real property owned by Stateline Project Entity relating to energy transmission by Vansycle II.	$0
Stateline Project Entity	Cotenancy Agreement, dated December 18, 2003	FPL Energy Stateline II, Inc.	Governs rights and obligations as tenants in common with respect to common facilities.	$0
Transmission Services Agreement
Northern Colorado Wind Energy, LLC, a subsidiary of the Company, entered into an Amended and Restated Transmission Services Agreement dated January 18, 2010 (the “Northern Colorado TSA”), with Peetz Logan Interconnect, LLC (“PLI”), an indirect wholly owned subsidiary of NextEra Energy. For each of the years ended December 31, 2016, 2015 and 2014, PLI received a total of approximately $2 million in compensation under the Northern Colorado TSA.
New Project Adverse Effect Agreement
Perrin Ranch Wind, LLC and Tuscola Bay Wind, LLC, each a subsidiary of the Company, each entered into a New NextEra Energy Resources Project Adverse Effect Agreement, dated September 27, 2012, with NextEra Energy Resources (collectively, the “Adverse Effect Agreements”). Under the Adverse Effect Agreements, each of Perrin Ranch Wind, LLC and Tuscola Bay Wind, LLC agreed that NextEra Energy Resources or any of NextEra Energy Resources’ affiliates may construct a new wind farm or expand an existing wind farm (i) located within 2.5 miles of any of its project’s wind turbines; or (ii) which has the right to use any transmission, interconnection or other facilities of its project (a “New NextEra Project”), provided that if it is determined by a curtailment consultant that such New NextEra Project will have a detrimental effect on Perrin Ranch or Tuscola Bay, as applicable, upon the commencement of operations of such New NextEra Project, the New NextEra Project will agree to be curtailed prior to any required curtailment of Perrin Ranch or Tuscola Bay, as applicable. NextEra Energy Resources has also agreed that prior to the transfer to a non-affiliate of any direct or indirect interest in an affiliate of NextEra Energy Resources that has the right to construct a New NextEra Project, the non-affiliate will be required to become a party to the applicable Adverse Effect Agreement.
Genesis Technical Support and Services Agreement
Genesis Solar, LLC, a subsidiary of the Company, entered into a Technical Support and Services Agreement, dated August 22, 2011, with NextEra Energy Resources (the “Genesis Technical Support and Services Agreement”). Pursuant to the agreement, NextEra Energy Resources arranges for the provision of services performed by third parties; pays for other incidental expenses incurred in connection with the provision of services, for which expenses it is reimbursed; provides project siting and development services; provides engineering services; and provides construction and construction management services. For the years ended December 31, 2016, 2015 and 2014, the amount paid to NextEra Energy Resources under the Genesis Technical Support and Services Agreement was approximately $3 million, $5 million and $49 million, respectively, consisting of reimbursements for third-party expenses and the cost of services provided.
McCoy Construction Coordination Agreement
McCoy Solar, LLC, a subsidiary of the Company, entered into a Construction Coordination Agreement dated December 19, 2014 with NextEra Energy Resources (the “McCoy Construction Coordination Agreement”). Under the McCoy Construction Coordination Agreement, NextEra Energy Resources provides technical support to coordinate the efforts of the various contractors engaged to complete the project, to act as McCoy Solar, LLC’s representative under those contracts, coordinate work under the construction contracts, prepare and update the construction budget and perform other construction related tasks. For the year ended December 31, 2016 and 2015, NextEra Energy Resources received a total of approximately $120,000 and $124,000, respectively, in compensation under the McCoy Construction Coordination Agreement.

Intrastate Natural Gas Transportation Service Agreements
The Company subsidiaries listed below entered into Natural Gas Transportation Agreements (collectively, the “NGTSAs”) with NextEra Energy Marketing, LLC (“NEM”), a wholly owned subsidiary of NextEra Energy. NEM acts on each Company subsidiary’s behalf with respect to such entity’s ultimate natural gas transportation customer.
Under the NGTSAs, each Company subsidiary provides one of six services: firm transportation service, enhanced transportation service, interruptible transportation service, authorized overrun service, park and loan service and no notice service. The table below lists the fees and reimbursements received under the NGTSAs for the years ended December 31, 2016 and 2015, respectively, by each Company subsidiary in the aggregate, inclusive of fees and reimbursements:
Pipeline Entity	2016	2015
Monument Pipeline LP	$8,505,000	$1,340,000
South Shore Pipeline, L.P.	$649,000	$—
Mission Valley Pipeline Company, LP	$87,000	$44,000
Mission Natural Gas Company, LP	$62,000	$16,000
LaSalle Pipeline, LP	$180,000	$43,000
Section 311 Natural Gas Transportation Service Agreements
From time to time, Eagle Ford Midstream, LP, a subsidiary of the Company, enters into Natural Gas Policy Act of 1978 (“NGPA”) Section 311 Natural Gas Transportation Service Agreements (collectively, the “Eagle Ford NGTSAs”) with NEM. NEM acts on Eagle Ford Midstream, LP’s behalf with respect to such entity’s ultimate natural gas transportation customer. Under each Eagle Ford NGTSA, Eagle Ford Midstream, LP provides, transports and delivers natural gas on the behalf of NEM (and the ultimate customer) on a firm basis, subject to the applicable pipeline’s operational capacity and force majeure events. For the years ended December 31, 2016 and 2015, NEM paid Eagle Ford Midstream, LP approximately $416,000 and $28,000, respectively, in the aggregate under the Eagle Ford NGTSAs, inclusive of fees and reimbursements.
Fuel Management Services Agreements
As of October 1, 2015, NET Holdings Management, LLC, an indirect subsidiary of the Company, entered into a fuel management services agreement with NEM. NET Holdings Management, LLC is a subsidiary of NextEra Energy Operating Partners and owns the Texas pipelines. Under this agreement, NEM provides support for NET Holdings Management, LLC’s obligations to the Company’s Texas pipelines under various natural gas sale and purchase, fuel supply, balancing, peaking and other gas-related agreements to supply and manage the Company’s Texas pipelines. For the years ended December 31, 2016 and 2015, NEM paid NET Holdings Management, LLC approximately $2,758,000 and $361,000, respectively, under this agreement.
Cash Sweep and Credit Support Agreement
NextEra Energy Resources and certain of its affiliates have provided credit support (letters of credit and guarantees) to, among other persons, energy sale counterparties, interconnection providers, permitting authorities and lenders to the Company’s subsidiaries to satisfy contractual and permit obligations of the Company’s subsidiaries, to substitute for cash reserves they are required to maintain and to facilitate NextEra Energy’s cash management practices pursuant to a Cash Sweep and Credit Support (“CSCS”) agreement between NextEra Energy Resources and NextEra Energy Operating Partners.
NextEra Energy Operating Partners pays NextEra Energy Resources an annual credit support fee that is based on NextEra Energy’s borrowing costs, subject to adjustment. For the years ended December 31, 2016 and 2015, the Company’s O&M expense included approximately $3 million and $2 million, respectively, related to the CSCS agreement.
Right of First Offer (ROFO) Agreement
NextEra Energy Resources has granted NextEra Energy Operating Partners a right of first offer on any proposed sale of any of the NextEra Energy Resources projects listed in the agreement (“ROFO Projects”) until July 1, 2020. This right of first offer does not apply to a merger of NextEra Energy Resources with or into, or sale of substantially all of NextEra

Energy Resources’ assets to, an unaffiliated third party, any sale of any NextEra Energy Resources ROFO Project following which NextEra Energy Resources continues to hold directly or indirectly 100% of the ownership interests in and maintains control over such NextEra Energy Resources ROFO Project or any sale of NEE Equity’s or its affiliates’ direct or indirect interests in NextEra Energy Operating Partners. However, NextEra Energy Resources is not obligated to sell the NextEra Energy Resources ROFO Projects and, therefore, the Company does not know when, if ever, these projects will be offered to NextEra Energy Operating Partners. Even if an offer is made to NextEra Energy Operating Partners, NextEra Energy Operating Partners and NextEra Energy Resources may not reach an agreement on the terms for the sale of the applicable NextEra Energy Resources ROFO Project.
Right of First Refusal (ROFR) Agreement
NextEra Energy Partners has granted NextEra Energy Resources a right of first refusal on any proposed sale of any NextEra Energy Operating Partners asset. Pursuant to the terms of the ROFR Agreement, prior to engaging in any negotiation regarding any sale of a NextEra Energy Operating Partners asset, NextEra Energy Operating Partners must first negotiate for 30 days with NextEra Energy Resources to attempt to reach an agreement on a sale of such asset to NextEra Energy Resources or any of its subsidiaries. If an agreement is not reached within the initial 30-day period, NextEra Energy Operating Partners will be able for a 30-day period to negotiate with any third party for the sale of such asset, but prior to accepting any third party offer, NextEra Energy Operating Partners will be required to restart negotiations with NextEra Energy Resources for the next 30 days and will not be permitted to sell the applicable asset to the third party making the offer if NextEra Energy Resources agrees to terms substantially consistent with those proposed by such third party. If, by the end of the 30-day period, NextEra Energy Resources and NextEra Energy Operating Partners have not reached an agreement, NextEra Energy Operating Partners will have the right to sell such asset to such third party within 30 days.
Licensing Agreements
NextEra Energy has granted the Company a limited, personal, non-exclusive, non-transferable, non-assignable license to use the names “NextEra” and “NextEra Energy” in the U.S. NextEra Canadian IP, Inc., an indirect wholly owned subsidiary of NextEra Energy, granted to NextEra Energy Canada Partners a limited, personal, non-exclusive, non-transferable, non-assignable license to use the names “NextEra” and “NextEra Energy” in Canada.
Registration Rights Agreement
The Company entered into a registration rights agreement with NextEra Energy and certain of its affiliates under which NextEra Energy and its affiliates are entitled to demand registration rights, including the right to demand that a shelf registration statement be filed, and “piggyback” registration rights, for the Company’s common units that it owns or acquires, including through the exchange of common units of NextEra Energy Operating Partners for the Company’s common units in accordance with the Exchange Agreement described below.
Exchange Agreement
The Company entered into the Exchange Agreement, as amended, with NextEra Energy Operating Partners and NEE Equity, under which NEE Equity can tender NextEra Energy Operating Partners units for redemption to NextEra Energy Operating Partners. NEE Equity has the right to receive, at its election, either common units of the Company or a cash amount equal to the net proceeds from the sale by the Company of an equivalent number of NextEra Energy Partners common units issued to fund such redemption; provided that NextEra Energy Operating Partners will only be required to pay the cash amount to the extent it has received corresponding capital contributions from the Company, although the Exchange Agreement does not require the Company to make such capital contributions. In addition, the Company has the right but not the obligation, to directly purchase such tendered common units for, subject to the approval of the Company’s Conflicts Committee, cash or NextEra Energy Partners common units. The Exchange Agreement also provides that, subject to certain exceptions, NEE Equity does not have the right to exchange its NextEra Energy Operating Partners units if NextEra Energy Operating Partners or the Company determines that such exchange would be prohibited by law or regulation or would violate other agreements to which the Company may be subject.
If NEE Equity elects to receive NextEra Energy Partners common units in exchange for NEE Equity’s tendered NextEra Energy Operating Partners units, the exchange will be on a one-for-one basis, subject to adjustment in the event of splits, combinations of units and similar events. If NEE Equity elects to receive cash in exchange for NEE Equity’s tendered

NextEra Energy Operating Partners units, or if the Company exercises its right to purchase tendered NextEra Energy Operating Partners units for cash, the amount of cash payable will be based on the net proceeds received by the Company in a sale of an equivalent number of NextEra Energy Partners common units.
McCoy and Adelanto Investment
On April 29, 2015, a subsidiary of the Company made an equity method investment in the McCoy and Adelanto solar projects, which were under construction in California. Through a series of transactions, a subsidiary of the Company issued 1,000,000 NextEra Energy Operating Partners Class B Units, Series 1 and 1,000,000 NextEra Energy Operating Partners Class B Units, Series 2, to NextEra Energy Resources for approximately 50% of the ownership interests in the three solar projects. NextEra Energy Resources, as holder of the Class B Units, will retain 100% of the economic rights in the projects to which the respective Class B Units relate, including the right to all distributions paid to NextEra Energy Operating Partners by the project subsidiaries that own the projects. NextEra Energy Resources has agreed to indemnify the Company against all risks relating to its ownership of the projects and construction of the projects until NextEra Energy Resources offers to sell the economic interests to the Company and it accepts such offer, if it chooses to do so. NextEra Energy Resources has also agreed to continue to manage the operation of the projects at its own cost, and to contribute to the projects any capital necessary for the construction and operation of the projects, until NextEra Energy Resources offers to sell the economic interests to the Company and it accepts such offer.
Jericho Acquisition
On October 1, 2015, a subsidiary of the Company entered into a purchase and sale agreement with a subsidiary of NextEra Energy Resources to acquire the Jericho wind project. In exchange for the shares in the company that indirectly owns the facility, the purchaser paid a total purchase price of approximately $210 million in cash consideration, plus $19 million in working capital (subject to post-closing working capital and other adjustments), and assumed approximately $294 million in existing debt. As part of this acquisition and included in the cash consideration, the Company acquired the CAD $43.4 million receivable described under “Jericho Receivable” below. The acquisition closed on October 1, 2015.
Jericho Receivable
As part of the Jericho acquisition, the Company acquired a CAD $43.4 million receivable from a subsidiary of NextEra Energy Resources relating to operational performance issues at this facility. The receivable is intended to compensate the Company for the operational performance issues and is supported in full by corrective actions or compensation expected from an equipment vendor under an undertaking the vendor has with NextEra Energy Resources. This receivable bears interest at 7.1% per annum and matures in September 2035. In December 2015, the related receivable agreement was amended such that the principal payments are now payable annually in December, accompanied by the next twelve months interest. Under the amended agreement, the Company received payments of approximately CAD $5 million in December 2015, of which approximately CAD $3 million represented amounts that would have been payable in 2016. The Company received payments of approximately CAD $4 million in December 2016.
Seiling I & Seiling II Acquisition
On February 22, 2016, a subsidiary of the Company entered into a purchase and sale agreement with a subsidiary of NextEra Energy Resources to acquire Seiling Wind Investments, LLC, which indirectly owns the Seiling I and Seiling II wind projects. In consideration for the membership interests, the purchaser paid a total purchase price of approximately $323 million in cash consideration, excluding post-closing working capital and other adjustments, and assumed approximately $200 million in existing debt and tax equity financing. The acquisition closed on March 1, 2016.
Seiling Receivable
As part of the acquisition of the Seiling I and Seiling II wind projects, a subsidiary of the Company acquired an approximately $25 million receivable from a subsidiary of NextEra Energy Resources relating to operational performance issues at this facility. The related party note receivable is intended to compensate the Company for the operational performance issues and is supported in full by corrective actions or compensation expected from an equipment vendor under an undertaking the vendor has with NextEra Energy Resources. This receivable bears interest at 7.1% per annum, is payable by NextEra Energy Resources in equal semi-annual installments and matures in December 2035. For the year ended December 31, 2016, a subsidiary of the Company received payments of approximately $2 million representing principal and interest on the Seiling receivable.

Bayhawk Acquisition
On July 5, 2016, a subsidiary of the Company entered into a purchase and sale agreement with a subsidiary of NextEra Energy Resources to acquire 100% of the Class A membership interests of Bayhawk Wind Holdings, LLC, which indirectly owns the Cedar Bluff and Golden Hills wind projects. In consideration for the Class A membership interests in the company that owns the facilities, the purchaser paid a total purchase price of approximately $312 million in cash consideration, excluding post-closing working capital and other adjustments, and assumed approximately $253 million in existing debt and tax equity financing. The acquisition closed on July 5, 2016.
Desert Sunlight Acquisition
On September 8, 2016, a subsidiary of the Company entered into a purchase and sale agreement with an indirect wholly-owned subsidiary of NextEra Energy Resources to acquire an indirect 24% interest in Desert Sunlight Investment Holdings, LLC (“Desert Sunlight”) for $218 million, plus an adjustment of approximately $10 million related to working capital (including post-closing adjustments). Desert Sunlight owns two project entities, which together make up the Desert Sunlight Solar Energy Center, a 550 MW solar generation plant located in Riverside County, California. NextEra Energy Resources retained an interest in Desert Sunlight and remains the managing member. The acquisition closed on October 28, 2016.
Golden West Acquisition
On May 1, 2017, an indirect subsidiary of the Company acquired Golden West Wind Holdings, LLC for approximately $238 million, subject to customary working capital and other adjustments, and the assumption of  $184 million in existing liabilities related to differential membership interests. Golden West Wind Holdings, LLC indirectly owns an approximately 249 MW wind generation facility located in El Paso County, Colorado. The seller is an indirect wholly-owned subsidiary of NextEra Energy.

AUDIT-RELATED MATTERS
Audit Committee Report
The Audit Committee submits the following report for 2016:
In accordance with the written Audit Committee Charter, the Audit Committee of the Company (the “Audit Committee”) assists the Board of Directors (“Board”) in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee meets and discusses, among other things, the interim financial information contained in each quarterly earnings announcement with the chief financial officer, the chief accounting officer and the independent registered public accounting firm prior to public release.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accounting firm and management. In discharging the duties of the Audit Committee, the Audit Committee has relied on (1) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the report of the independent registered public accounting firm with respect to such financial statements.
For 2016, the audit committee of our general partner (the “Prior Committee”), and not the Audit Committee, completed the following items as the current Audit Committee was formed in August 2017:
The Prior Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees,” and discussed and reviewed the results of the firm’s audit of the Company’s financial statements. The Prior Committee also discussed the results of the internal audit examinations.
The Prior Committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Prior Committee concerning independence and discussed with them their independence. The Prior Committee also reviewed any relationships that may affect the objectivity and independence of the independent registered public accounting firm and satisfied itself as to the firm’s independence and discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, resources and staffing. The Prior Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Prior Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2016 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Prior Committee recommended to the directors of our general partner that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.
In addition, and in accordance with its audit committee charter, the Prior Committee reviewed and discussed with management and the independent registered public accounting firm management’s internal control report, management’s assessment of the internal control structure and procedures of the Company for financial reporting and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, all as required to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
Respectfully submitted,
James N. Suciu, Chair
Susan D. Austin
Peter H. Kind

Fees Paid to Deloitte & Touche
The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (“Deloitte & Touche”), for the fiscal years ended December 31, 2016 and 2015.
	2016	2015
Audit Fees(1)	$ 2,124,000	$ 2,522,000
Audit-Related Fees(2)	1,984,000	1,263,000
Tax Fees(3)	25,000	206,000
All Other Fees	-	-
Total Fees	$ 4,133,000	$ 3,991,000
(1)
Audit fees consist of fees billed for professional services rendered for the audit of NextEra Energy Partners’ annual consolidated financial statements for the fiscal year and the reviews of the financial statements included in Quarterly Reports on Form 10-Q during the fiscal year and the audit of effectiveness of internal control over financial reporting, comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of NextEra Energy Partners’ consolidated financial statements and are not reported under audit fees. These fees primarily related to audits of subsidiary (non-SEC registrant) financial statements.

(3)
Tax fees consist of fees billed for professional services rendered for tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee charter and the Audit Committee’s pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Audit and audit-related services specifically identified in an appendix to the pre-approval policy for which the fee is expected to be $250,000 or less are pre-approved by the Audit Committee each year. This pre-approval allows management to request the specified audit and audit-related services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any audit or audit-related service for which the fee is expected to exceed $250,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such service. In addition, the Audit Committee approves all services other than audit and audit-related services performed by Deloitte & Touche in advance of the commencement of such work. The Audit Committee has delegated to the chair of the committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the audit committee, provided any such decision is presented to the audit committee at its next regularly scheduled meeting.
In 2016 and 2015, no services provided to NextEra Energy Partners by Deloitte & Touche were approved by the audit committee of our general partner after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X (which provides for a waiver of the otherwise applicable pre-approval requirement if certain conditions are met). Additionally, none of the services were approved after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
The Company has paid no cash or other compensation to its executive officers since its inception. All of the executive officers of the Company are also employees of NextEra Energy. NextEra Energy compensates these officers for the performance of their duties as employees of NextEra Energy, which include managing NextEra Energy Partners. NextEra Energy does not allocate this compensation between services for the Company and services for NextEra Energy and its affiliates. Affiliates of NextEra Energy provide the Company various general and administrative services, such as technical, commercial, regulatory, financial, accounting, treasury, tax and legal staffing and related support services, pursuant to a Management Services Agreement, for which the Company pays a management services fee. Accordingly, the compensation tables are not included in this proxy statement.
The Named Executive Officers for the year ended December 31, 2016, who were then officers of our general partner, are James L. Robo (chief executive officer) and John W. Ketchum (chief financial officer). The NEOs became officers of the Company in August 2017. The NEOs do not receive any additional compensation for their services as officers of the Company as described above. The 2017 NextEra Energy proxy statement includes disclosure of the compensation these officers, who also serve as executive officers of NextEra Energy, received from NextEra Energy for the performance of their duties as employees of NextEra Energy.
Compensation Committee Report
The Board of NextEra Energy Partners does not have a compensation committee. The Board of NextEra Energy Partners, acting in lieu of a compensation committee, has reviewed and discussed the Compensation Discussion & Analysis with management. Based on this review and discussion, the Board of NextEra Energy Partners recommended that the Compensation Discussion & Analysis set forth above be included in the Company’s proxy statement for the 2017 annual meeting of unitholders.
Respectfully submitted,
By the members of the Board of Directors of
NextEra Energy Partners:
James L. Robo
Susan D. Austin
Mark E. Hickson
John W. Ketchum
Peter H. Kind
Armando Pimentel, Jr.
James N. Suciu

DIRECTOR COMPENSATION
Table 10: 2016 Non-Employee Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Unit Awards(1) 4($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Susan D. Austin	$55,000	$105,000	$-	$-	$-	$-	$160,000
Peter H. Kind	70,000	105,000	-	-	-	-	175,000
James N. Suciu(2)	-	-	-	-	-	-	-
(1)
Non-employee directors received units of NextEra Energy Partners common units in an amount determined by dividing $105,000 by the closing price of the common units on the date of grant, rounded up to the nearest ten units. On February 17, 2016, each non-employee director then in office received a grant of 3,890 units valued at $27.01 per unit. Distributions are paid on the units in cash.

(2)
James N. Suciu joined the Board in April 2017, and therefore did not receive any compensation in 2016.

Additional Information About Director Compensation
The table above includes compensation information for the non-employee directors of NextEra Energy Partners for 2016.
NextEra Energy Partners directors who are salaried employees of NextEra Energy Partners or any of its affiliates or subsidiaries do not receive any additional compensation for serving as a director or committee member. Effective January 1, 2017, non-employee directors received an annual cash retainer of  $60,000 plus a number of units of NextEra Energy Partners common units determined by dividing $110,000 by the closing price of NextEra Energy Partners common units on the grant date, rounded up to the nearest ten units. Non-employee director grants were made under the NextEra Energy Partners, LP 2014 Long Term Incentive Plan adopted by the Board of our general partner in 2014.
The grant date for the annual retainers paid for 2017 was February 22, 2017, at which time the non-employee directors of NextEra Energy Partners were each granted 3,570 units of NextEra Energy Partners common units. These units are generally not transferable until the director ceases to be a member of the Board. Non-employee Board committee chairpersons receive an additional annual cash retainer of  $15,000. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed. Mr. Suciu was appointed to the Board in April 2017 and received the 2017 annual grant of common units, as well as a pro-rated annual cash retainer.
Director Unit Ownership Policy
Pursuant to the Corporate Governance Principles & Guidelines, to more closely align the interests of directors and unitholders, all directors are required to own NextEra Energy Partners common units in an amount equal to at least five times the non-management director annual cash retainer within the later of three years of beginning service as a Board member or April 26, 2020. See Common Unit Ownership of Certain Beneficial Owners and Management for information about director ownership of NextEra Energy Partners common units as of October 23, 2017.

UNITHOLDER PROPOSALS FOR 2018 ANNUAL MEETING
Proposals on matters appropriate for unitholder consideration consistent with Rule 14a-8 under the Exchange Act submitted by unitholders for inclusion in the proxy statement and form of proxy for the 2018 annual meeting of unitholders must be received by the Corporate Secretary at the Company’s principal executive offices not later than August 4, 2018. In the event the 2018 annual meeting of unitholders is more than 30 days from the date of the 2017 annual meeting, the deadline will be a reasonable time before the Company begins to print and send its proxy materials. The submission of such proposals by unitholders is subject to regulation by the SEC pursuant to Rule 14a-8. Under our partnership agreement, unitholder proposals may only be submitted under Rule 14a-8.
Unitholder proposals should be sent to the attention of the Corporate Secretary by mail, by personal delivery to NextEra Energy Partners, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, or by facsimile to 561-691-7702.
NO INCORPORATION BY REFERENCE
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement will not be deemed to be “soliciting material” or “filed” with the SEC, except to the extent that the Company specifically requests that the information be treated as soliciting material or the Company specifically incorporates such information by reference into a document filed with the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on, or accessible through, these websites is not part of this proxy statement.

NEXTera energy® PARTNERS

700 UNIVERSE BOULEVARD
JUNO BEACH, FL 33408

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTERA ENERGY PARTNERS, LP

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED:

Nominees:	**For**	**Against**	**Abstain**
1a. Susan D. Austin	☐	☐	☐
1b. Peter H. Kind	☐	☐	☐
1c. James L. Robo	☐	☐	☐
1d. James N. Suciu	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3:	**For**	**Against**	**Abstain**
2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners' independent registered public accounting firm for 2017	☐	☐	☐
3. Approval, by non-binding advisory vote, of NextEra Energy Partners' compensation of its named executive officers as disclosed in the proxy statement	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR "3 YEARS" ON PROPOSAL 4:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Non-binding advisory vote on the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners' named executive officers	☐	☐	☐	☐

The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

The units represented by this proxy card when properly executed will be voted in the manner directed herein by the undersigned. **If no direction is made, this proxy will be voted FOR all nominees listed in proposal 1, FOR proposals 2 and 3 and "3 YEARS" on proposal 4.** If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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Annual Meeting Admission Ticket

Admission: This ticket, along with a form of picture identification, admits the named unitholder(s).

NextEra Energy Partners' 2017 Annual Meeting of Unitholders will be held at 8:30 a.m. Eastern time on December 21, 2017, at NextEra Energy Partners' principal offices at 700 Universe Boulevard, Juno Beach, Florida.

If you plan to attend the Annual Meeting of Unitholders, please bring this Admission Ticket. If you require special assistance, call NextEra Energy Partners Shareholder Services at 800-222-4511.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNITHOLDER MEETING TO BE HELD ON DECEMBER 21, 2017:

The proxy statement and annual report to security holders are available at *www.proxyvote.com/NEP*

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NEXTERA ENERGY PARTNERS, LP

PROXY
Annual Meeting of Unitholders-December 21, 2017

This proxy is solicited on behalf of the Board of Directors. The unitholder(s) signing on the reverse side hereby appoint(s) W. Scott Seeley and Charles E. Sieving, and each of them, proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote all units of NextEra Energy Partners, LP that such unitholder(s) would be entitled to vote at the Annual Meeting of Unitholders of NextEra Energy Partners, LP to be held December 21, 2017, and any adjournment(s) or postponement(s) thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.